                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                         ----------------------------



                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 July 25, 1997
                         -----------------------------
                                Date of Report
                       (Date of earliest event reported)



                           ELECTROPHARMACOLOGY, INC.
                           -------------------------
              (Exact Name of Registrant as Specified in Charter)



           DELAWARE                         0-25828              95-4315412
-------------------------------    ------------------------  ------------------
(State or other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

2301 N.W. 33RD COURT, SUITE 102
    POMPANO BEACH, FLORIDA                                          33069
-------------------------------                                   ----------
(Address of Principal Executive                                   (Zip Code)
            Offices)



                                (954) 975-9818
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

Electropharmacology, Inc. ("Registrant") announced on July 24, 1997 that it requested a review of the Nasdaq staff's determination of delisting of its stock from the Nasdaq Small Cap Market. Registrant expects that the Nasdaq hearing will be scheduled in due course when Registrant will present its strategy to achieve compliance. In the interim, Registrant has been advised that its stock will remain listed on the Nasdaq stock market pending the outcome of the hearing.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Electropharmacology, Inc.



                               By: /s/ ARUP SEN
                                  ------------------------------------------
                                  Arup Sen
                                  President and Chief Executive Officer


July 25, 1997

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